SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2006

YOUNG INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)
MISSOURI
(State or other jurisdiction of incorporation)

000-23213	43-1718931
(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045
(Address of principal executive offices)	(Zip Code)
(314) 344-0010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Item 5.02(b). On September 20, 2006, Marc R. Sarni resigned as a Director of Young Innovations, Inc. A copy of the press release announcing Mr. Sarni’s resignation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits
Exhibit Number	Description
99.1	Press Release issued September 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Christine Boehning
Christine Boehning
Vice President and Chief Financial Officer

Dated: September 21, 2006